UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2022

Appgate, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-52776	20-3547231
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

2 Alhambra Plaza, Suite PH-1-B, Coral Gables, FL 33134
(Address of principal executive offices) (Zip Code)

(866) 524-4782
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Appgate, Inc., a Delaware corporation (the “Company”), Appgate Cybersecurity, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the “Issuer”), the holders (the “Noteholders”) of the Company’s Convertible Senior Notes due 2024 (the “Notes”) and Magnetar Financial LLC, a Delaware limited liability company, as representative of the Noteholders (the “Representative”), entered into an Amendment to Note Purchase Agreement and Note Issuance Agreement and Waiver to Note Purchase Agreement and Registration Rights Agreement, dated as of February 9, 2022 (the “Amendment and Waiver”). The Amendment and Waiver modifies: (i) that certain Note Purchase Agreement, dated as of February 8, 2021 (the “Note Purchase Agreement”), by and among the Issuer and the Noteholders, pursuant to which the Issuer sold the Notes to the Noteholders, by (a) amending the Note Purchase Agreement to (1) extend the date by which the Representative or its affiliates may elect to consummate an Optional Closing (as defined in the Note Purchase Agreement) until the earlier of (x) 75 days after the Company closes a registered offering of equity securities in an aggregate amount of no less than $40,000,000 and (y) October 31, 2022 and (2) require the consent of the Company with respect to any Optional Closing, and (b) waiving, for the period of time set forth in the Amendment and Waiver, certain registration rights of the Noteholders; (ii) that certain Note Issuance Agreement, dated as of February 8, 2021 (the “Note Issuance Agreement”), governing the issuance and terms of the Notes, between the Issuer and the Representative, by amending the Note Issuance Agreement to provide for the incurrence of certain subordinated indebtedness; and (iii) that certain Registration Rights Agreement (the “Registration Rights Agreement”), dated February 8, 2021, by and among the Issuer and the Noteholders, by waiving, for the period of time set forth in the Amendment and Waiver, certain registration rights of the Noteholders.

Except as described in this Current Report on Form 8-K, the material terms of the Note Purchase Agreement, the Note Issuance Agreement and the Registration Rights Agreement remain unchanged.

The foregoing description of the Amendment and Waiver is only a summary and is qualified in its entirety by reference to the full text of the Amendment and Waiver, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment to Note Purchase Agreement and Note Issuance Agreement and Waiver to Note Purchase Agreement and Registration Rights Agreement, dated as of February 9, 2022

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2022	Appgate, Inc.

	By:	/s/ Barry Field
Barry Field
Chief Executive Officer

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